                             LETTER OF TRANSMITTAL                  EXHIBIT 99.1
                           KMC TELECOM HOLDINGS, INC.
                             OFFER TO EXCHANGE ITS
            13 1/2% SENIOR NOTES DUE MAY 15, 2009 ("EXCHANGE NOTES")
                       FOR ANY AND ALL OF ITS OUTSTANDING
            13 1/2% SENIOR NOTES DUE MAY 15, 2009 ("ORIGINAL NOTES")
             PURSUANT TO ITS PROSPECTUS DATED DECEMBER 1, 1999

                               ----------------

    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 30, 1999 UNLESS EXTENDED BY KMC TELECOM HOLDINGS, INC. (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE


                               ----------------

                               The Exchange Agent
                           for the Exchange Offer is:

                            THE CHASE MANHATTAN BANK

       By registered or certified mail, by overnight courier or by hand:

                            The Chase Manhattan Bank
                                55 Water Street
                            Room 234, North Building
                            New York, New York 10041
                           Attention: Carlos Esteves

                                       or

                           By facsimile transmission:

                            The Chase Manhattan Bank
               Facsimile Number: (212) 638-7380 or (212) 638-7381
                      Confirm by Telephone: (212) 638-0828

                               ----------------

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, continue on a separate signed schedule affixed hereto.

   DESCRIPTION OF
   ORIGINAL NOTES          1               2                 3
----------------------------------------------------------------------
    NAME(S) AND
   ADDRESS(ES) OF
REGISTERED HOLDER(S)              AGGREGATE PRINCIPAL PRINCIPAL AMOUNT
(PLEASE FILL IN, IF   CERTIFICATE AMOUNT REPRESENTED    OF ORIGINAL
       BLANK)         NUMBER(S)*  BY ORIGINAL NOTE(S) NOTES TENDERED**
----------------------------------------------------------------------
                                    ----------------------------------
                                    ----------------------------------
                                    ----------------------------------
                                    ----------------------------------
                                    ----------------------------------
                                    ----------------------------------
                         TOTAL
----------------------------------------------------------------------

  * Need not be completed if Original Notes are being tendered by book-entry transfer.

 ** Unless otherwise indicated in this column, the holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in Column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.


[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution
                                     ------------------------------------------

       DTC Account Number                 Transaction Code Number
                          --------------                          -------------

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holders(s)
                                       ----------------------------------------

       Window Ticket Number (if any)
                                     ------------------------------------------

       Date of Execution of Notice of Guaranteed Delivery
                                                          ---------------------

       Name of Institution which guaranteed delivery
                                                     --------------------------

  IF GUARANTEED DELIVERY IS BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

       Account Number                     Transaction Code Number
                          --------------                          -------------

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS ORIGINAL NOTES ACQUIRED FOR
   YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH ORIGINAL NOTES.

       Name:
               ----------------------------------------------------------------

       Address:
                 --------------------------------------------------------------

                 --------------------------------------------------------------

       Aggregate Principal Amount
       Of Original Notes so held: $
                               ------------------------------------------------

   THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   This Letter of Transmittal is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of certificates for Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at the Book-Entry Transfer Facility), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to KMC Telecom Holdings, Inc., a Delaware corporation (the "Company"), the aggregate principal amount of Original Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's Prospectus dated December 1, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 13 1/2% Senior Notes due May 15, 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 in principal amount of its issued and outstanding 13 1/2% Senior Notes due May 15, 2009, of which approximately $275.0 million aggregate principal amount was outstanding on the date of the Prospectus (the "Original Notes" and, together with the Exchange Notes, the "Notes"). The terms of the Exchange Notes are substantially identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are issued without any right to registration under the Securities Act. The capitalized terms which are not defined herein are used herein as defined in the Prospectus.

   Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Original Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to such Original Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to

  (a) deliver such Original Notes in registered certificated form, or transfer ownership of such Original Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Notes; and

  (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Original Notes tendered hereby in accordance with the terms of the Exchange Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

   The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder
(i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, which contains a plan of distribution with respect to such resale transactions; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with any resale of Exchange Notes received for Original Notes where such Original Notes were acquired by a broker-dealer as a result of market-making or other trading activities (other than Original Notes acquired directly from the Company).

   The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Original Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date. In that regard, each Participating Broker-Dealer who acquired Original Notes for its own account as a result of market-making or trading activities, by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

   The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 3 AND 4)                (SEE INSTRUCTIONS 3 AND 4)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Original Notes not ex-          cates for Original Notes not ex-
 changed and/or Exchange Notes are         changed and/or Exchange Notes are
 to be issued in the name of and           to be sent to someone other than
 sent to someone other than the            the person or persons whose sig-
 person or persons whose signa-            nature(s) appear(s) below on this
 ture(s) appear(s) below on this           Letter of Transmittal or to such
 Letter of Transmittal, or if              person or persons at an address
 Original Notes delivered by book-         other than shown above in the box
 entry transfer which are not ac-          entitled "Description of Original
 cepted for exchange are to be re-         Notes" on this Letter of Trans-
 turned by credit to an account            mittal.
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.


                                           Mail Exchange Notes and/or Origi-
                                           nal

                                           Notes to:
 Issue: Exchange Notes and/or
 Original

                                           Name(s) __________________________
 Notes to:                                       (PLEASE TYPE OR PRINT)


 Name(s) __________________________        __________________________________
       (PLEASE TYPE OR PRINT)                    (PLEASE TYPE OR PRINT)

                                           Address __________________________
 __________________________________

       (PLEASE TYPE OR PRINT)              __________________________________

                                                                   (ZIP CODE)
 Address __________________________

 __________________________________
                         (ZIP CODE)

 [_] Credit unexchanged Original
    Notes delivered by book-entry
    transfer to the Book-Entry
    Transfer Facility account set
    forth below.

 __________________________________
   (Book-Entry Transfer Facility
   Account Number, if applicable)

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETION.

-------------------------------------------------------------------------------

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (Complete Accompanying Substitute Form W-9 on reverse side)

   __________________________     _______________________________________, 1999


   __________________________     _______________________________________, 1999


   __________________________     _______________________________________, 1999
    Signature(s) of Holder(s)                        Date


                 Area Code and Telephone Number

   If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for Original Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)
       ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                            (Please Type or Print)

Capacity (full title):
                      ---------------------------------------------------------

Address:
        ---------------------------------------------------------------------
                             (Including Zip Code)

Area Code and Telephone No.:
                            ---------------------------------------------------

Taxpayer Identification No.:
                            ---------------------------------------------------

                              SIGNATURE GUARANTEE
                        (If Required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
                                                   ----------------------------
                                                       (Authorized Signature)

-------------------------------------------------------------------------------
                                    (Title)

-------------------------------------------------------------------------------
                                (Name and Firm)

Dated:
      -----------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER OF KMC TELECOM HOLDINGS,
 INC. TO EXCHANGE ITS 13 1/2% SENIOR NOTES DUE MAY 15, 2009 FOR ANY AND ALL OF
             ITS OUTSTANDING 13 1/2% SENIOR NOTES DUE MAY 15, 2009

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

   This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus unless an Agent's Message is transmitted in lieu thereof. Certificates for all physically tendered Original Notes or Book-Entry Confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent's Message in lieu hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

   Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the certificates for all physically tendered Original Notes, or a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or an Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, a properly executed Letter of Transmittal (or facsimile thereof) or an Agent's Message in lieu thereof, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY ORIGINAL NOTES TO THE COMPANY OR TO THE BOOK-ENTRY TRANSFER FACILITY.

   The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender. See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDER (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS.

   Tender of Original Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is to be tendered, the tendering holder(s) should fill in the principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes--Principal Amount of Original Notes Tendered." A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

   Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn and (if certificates for such Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the physical release of such certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

   If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

   If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

   If any tendered Original Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

   When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signature(s) on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

   ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN "ELIGIBLE GUARANTOR INSTITUTION" (WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE EXCHANGE ACT) THAT IS A MEMBER OF THE RECOGNIZED SIGNATURE GUARANTEE PROGRAMS IDENTIFIED IN THIS LETTER OF TRANSMITTAL (AN "ELIGIBLE INSTITUTION").

   SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE ORIGINAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF SUCH ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH ORIGINAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

   Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5. TAX IDENTIFICATION NUMBER.

   Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to penalties imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

   Certain holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

   To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. TRANSFER TAXES.

   The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. DETERMINATION OF VALIDITY.

   The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

   The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. NO CONDITIONAL TENDERS.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

   Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot by processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been followed.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

11. WAIVER OF CONDITIONS.

   Conditions enumerated in the Prospectus may be waived by the Company, in whole or in part, at any time and from time to time in its reasonable discretion.

12. INADEQUATE SPACE.

   If the space provided herein is inadequate, the aggregate principal amount of Original Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                   PAYOR'S NAME: {THE CHASE MANHATTAN BANK}
-------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW:

                                                      TIN: _________________

 Substitute                                            Social Security Number
 Form W-9                                                    OR Employer
 Department of the Treasury Internal Revenue Service    Identification Number
                        Part 2--TIN Applied for: ____



                       --------------------------------------------------------
                        CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 Payor's Request for Taxpayer Identification Number ("TIN") and Certification

                        (1) The number shown on this form is my correct
                           Taxpayer Identification Number (or I am waiting for a number to be issued to me),
                        (2) I am not subject to backup withholding either
                           because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                        (3) any other information provided on this form is
                           true and correct.

                        SIGNATURE ______________  DATE _______

NOTE: You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent (31%) of all reportable payments made to me thereafter will be withheld until I provide a number.

 ----------------------------                  -------------------------------
          SIGNATURE                                         DATE